Exhibit 99.1

OFFICE OF THE U.S. TRUSTEE—REGION 18
SEATTLE, WASHINGTON

MONTHLY REPORTING REQUIREMENTS
CORPORATIONS AND PARTNERSHIPS

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: February 2012

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	(X)	( )	( )

2. Comparative Balance Sheet.	(X)	( )	( )

3. Statement of Cash Receipts and Disbursements.	(X)	( )	( )

4. Statement of Aged Receivables.	(X)	( )	( )

5. Statement of Aged Payables.	(X)	( )	( )

6. Statement of Operations, Taxes, Insurance and Personnel.	(X)	( )	( )

7. Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjury (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L Krasselt	Dated:	March 15, 2012
Principal Accounting Officer
Title of Debtor Representative

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
	10/28/10-10/31/10	November 30, 2010	December 31, 2010	January 31, 2011	February 29, 2011	March 31, 2011	April 30, 2011	May 31, 2011	June 30, 2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550	$2,289
Occupancy	$—	$971	$595		$—	$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247	$1,374
Professionals	$—	$—	$65,179		$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)	$—
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824	$5,201

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985	$11,364

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)	$(11,364)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000	$00000000
	Month Ending
	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 29,
	2011	2011	2011	2011	2011	2011	2012	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$557	$2,264	$—	$13	$—	$3,924	$4	$3,193
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,707	$3,928	$2,215	$4,975	$2,108	$1,726	$4,733	$2,116
Professionals	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$—	$10,753	$12,808	$—	$—

Total Expenses	$5,764	$8,692	$4,715	$8,488	$15,361	$20,958	$7,237	$7,810

Net Income (Loss)	$(5,764)	$(8,692)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)	$(7,810)

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011	6/30/2011	7/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699	$47,432,007	$47,448,979

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)	$(293,858,201)	$(293,863,965)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)	$(40,375,730)	$(40,381,493)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	8/31/2011	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012	2/29/2012
Assets
Current Assets
Cash	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018

Accounts/Dividend Receivable
Accrued Dividend Receivable—TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable—TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842.03	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—
Real Property—Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860

Liabilities
Postpetition Liabilities:
Accounts Payable	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,448,754	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044	$47,412,614

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,872,657)	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)	$(293,937,226)

Total Owner Equity	$(40,390,185)	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)	$(40,454,754)

Total Liabilities and Equity	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: February 29, 2012

Cash Receipts

	$ 5,541,257.49	$ 5,541,257.49
Date	Description (Source)	Amount
Beginning Cash Balance		$5,541,257.49

Total Cash Receipts		$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: February 29, 2012

Cash Disbursements

Date	Check No.	Payee	Description	Amount
1/20/2012	1146	Shelly L Krasselt	Payroll for	$763.39	*
1/30/2012	1145	Patrick J Rusnak	Payroll for	$1,859.94	*
1/30/2012	1142	Denise Sloon	Bookkeeping Services Rendered	$151.90	*
1/30/2012	1143	IST Shareholder Services	Out of Pocket expenses January 2012 and Transfer Agent Fees February 2012	$1,560.52	*
1/30/2012	1144	RR Donnelley	EDGAR prep and transmission	$404.00	*
1/30/2012	1137	J. Frank Armijo	December Retainer Board of Director Fees	$500.00	*
1/30/2012	1138	Kay C. Carnes	December Retainer Board of Director Fees	$500.00	*
1/30/2012	1139	Craig D. Eerkes	December Retainer Board of Director Fees	$500.00	*
1/30/2012	1140	Donald H. Swartz	December Retainer Board of Director Fees	$500.00	*
1/30/2012	1141	P. Mike Taylor	December Retainer Board of Director Fees	$500.00	*

	Total Cash Disbursements			$7,239.75

	Adjustments (explain)			$—

	Ending Cash Balance (must be reconcile to the bank statement for account cited above)			$5,534,017.74

*	Noted amounts have not yet cleared the bank statement.

		STATEMENT DATE
Americanwest Bancorporation		Feb 29, 2012
Attn: Shelly Krasselt		Pg 1 of 1
110 S Ferrall
Spokane WA 99202-4800	20636

Ban Control
02/01/2012 Beginning Balance		5,566,225.34
0 Deposits/Other Credits	+	.00
9 Checks/Other Debits	-	24,967.85
02/29/2012 Ending Balance	29 Days in Statement Period	5,541,257.49

Checks listed in numerical order;			( * ) indicates gap in sequence
Check	Date	Amount	Check	Date	Amount
1091	02/23	20,084.71	1133	02/09	500.00
1129*	02/02	262.59	1134	02/02	500.00
1130	02/23	1,566.55	1135	02/02	500.00
1131	02/06	554.00	1136	02/06	500.00
1132	02/03	500.00

		Daily Ending Balance
02/01	5,566,225.34	02/03	5,564,462.75	02/09	5,562,908.75
02/02	5,564,962.75	02/06	5,563,408.75	02/23	5,541,257.49

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending February 29, 2012

Total Due	Current	Past Due	Past Due	Past Due
	(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
Prepetition
$—	$—	$—	$—	$—
Postpetition
$—	$—	$—	$—	$—
Totals
$—	$—	$—	$—	$—

$0000,00
Accounts Receivable Reconciliation
Opening Balance	$—
New Accounts this Month	$—
Balance	$—
Amount Collected on Prior Accounts	$—
Closing Balance	$—
Check Figure	$—

Office of the US Trustee—Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending February 29, 2012

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
	Foster Pepper	$—	$—	$—	$—	$—
	Morrison Foerster	$4,179.78	$—	$—	$—	$4,179.78
	Sandler O’Neil	$13,000.00	$—	$—	$—	$13,000.00
	BDO USA, LLC	$1,700.00	$—	$1,700.00	$—	$—
	IRS - 940 FUTA taxes	$17.70	$17.70	$—	$—	$—
	IRS - 941 payroll taxes	$552.34	$552.34	$—	$—	$—

	Totals	$19,449.82	$570.04	$1,700.00	$—	$17,179.78

	Accounts Payable Reconciliation
	Opening Balance	$18,879.78
	Total New Indebtedness Incurred this Month	$570.04

	Balance	$19,449.82

	Amount paid on Prior Accounts Payable	$—

	Closing Balance	$19,449.82

Office of the US Trustee—Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: February 29, 2012

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

The Debtor’s plan was rejected by a single large creditor. Negotiations for a consensual plan have been unsuccessful to date. An entity claiming to be a holder of trust preferred securities of the Debtor filed a plan and disclosure statement. The Debtor and other parties raised the issue as to whether the entity has a standing to file a plan is at issue. The Court will decide the standing issue in March, 2012. After that decision, one or more plans will be submitted for the confirmation process. The process will likely commence with approval of the disclosure statements.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid: N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

FEDERAL TAXES	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FICA	$306.80	$—	N/A	$—
Withholding	$160.00	$—	N/A	$—
Unemployment	$17.70	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$1,860
Shelly L. Krasselt	Principal Accounting Officer	Services Performed	$763

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	6/2/2011	$228,561	$—
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant	12/9/2011	$—		$—	$1,700
Special Counsel	11/2/2010	$—	6/2/2011	$544,000	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $0; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$2,623